================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 5, 2002
                Date of Report (Date of earliest event reported)

                             MACROVISION CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                       000-22023              77-0156161
 (State or other jurisdiction of        (Commission           (I.R.S. employer
 incorporation or organization)           File No.)       identification number)


                            2830 DE LA CRUZ BOULEVARD
                          SANTA CLARA, CALIFORNIA 95050
          (Address of principal executive offices, including zip code)

                                 (408) 743-8600
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99   Press release dated November 4, 2002 filed pursuant to Item 9.

ITEM 9.  REGULATION FD DISCLOSURE.

         On November 4, 2002, Macrovision Corporation announced that it has agreed to acquire the assets and operations of Midbar Tech (1998) Ltd. in a cash transaction. Macrovision also announced that it has signed a definitive agreement with TTR Technologies, Inc. (Nasdaq: TTRE) to acquire TTR's music copy protection and DRM assets and to terminate an Alliance Agreement between the two companies. The contents of that press release, filed as Exhibit 99 to this Form 8-K, are incorporated by reference into this Item 9.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MACROVISION CORPORATION
                                            (Registrant)




Date:  November 5, 2002                By:        /s/ Ian R. Halifax
                                           -------------------------------------
                                           Ian R. Halifax
                                           Vice President, Finance and
                                           Administration, Chief Financial
                                           Officer and Secretary

Exhibit Index
-------------

Exhibit 99    Press release dated November 4, 2002 filed pursuant to Item 9.